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                                                                      EXHIBIT 24
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                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitute and appoint Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-8 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the Common stock, par value $1.00 per share, of the Corporation to be offered under The First American Financial Corporation 1996 Stock Option Plan, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.

Date:      December 11, 1996           By:  /s/ George L. Argyros
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                                                  George L. Argyros

Date:      December 11, 1996           By:  /s/ Gary J. Beban
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                                                  Gary J. Beban

Date:      December 11, 1996           By:  /s/ J. David Chatham
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                                                  J. David Chatham

Date:      December 11, 1996           By:  /s/ William G. Davis
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                                                  William G. Davis

Date:      December 11, 1996           By:  /s/ James L. Doti
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                                                  James L. Doti

Date:      December 11, 1996           By:  /s/ Lewis W. Douglas, Jr.
                                            -------------------------------
                                                  Lewis W. Douglas, Jr.

Date:      December 11, 1996           By:  /s/ Paul B. Fay, Jr.
                                            -------------------------------
                                                  Paul B. Fay, Jr.

Date:      December 11, 1996           By:  /s/ Robert B. McLain
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                                                  Robert B. McLain

Date:      December 11, 1996           By:  /s/ Anthony R. Moiso
                                            -------------------------------
                                                  Anthony R. Moiso

Date:      December 11, 1996           By:  /s/ Rudolph J. Munzer
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                                                  Rudolph J. Munzer

Date:      December 11, 1996           By:  /s/ Frank E. O'Bryan
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                                                  Frank E. O'Bryan

Date:      December 11, 1996           By:  /s/ Roslyn B. Payne
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                                                  Roslyn B. Payne

Date:      December 11, 1996           By:  /s/ Virginia Ueberroth
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                                                  Virginia Ueberroth